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                                                                    Exhibit 99.6


                            STOCK OPTION AGREEMENT

     STOCK OPTION AGREEMENT, dated as of March __, 1998 (this "Agreement"), by and between SCOPUS TECHNOLOGY, INC., a California corporation (the "Company"), and SIEBEL SYSTEMS, INC., a Delaware corporation ("Parent").

                                   RECITALS

     A. The Company, Parent and Syracuse Acquisition Sub, a California corporation ("Merger Sub"), are entering into an Agreement and Plan of Reorganization, dated as of the date hereof (the "Merger Agreement"), providing for, among other things, the merger of Merger Sub with and into the Company as the surviving corporation in the Merger.

     B. As a condition and inducement to Parent's willingness to enter into the Merger Agreement, Parent has requested that the Company agree, and the Company has agreed, to grant Parent the Option.

     C. Terms not defined herein shall have the meanings set forth in the Merger Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the Company and Parent agree as follows:

     1.  Grant of Option.  Subject to the terms and conditions set forth herein,
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the Company hereby grants to Parent an irrevocable option (the "Option") to purchase up to 3,493,879 shares of the common stock of the Company (such shares, subject to adjustment under Section 4 below, being referred to as the "Option Shares"), at a purchase price of $20.00 (subject to adjustment as set forth under Section 4 below) per Option Share (the "Purchase Price").

     2.  Exercise of Option.
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     (a) The Option shall become exercisable, and Parent may exercise the
Option, in whole or in part, on any one occasion at any time following the occurrence of a Triggering Event; provided, however, that if the Option shall have become exercisable under this Section 2(a), then the Option shall terminate and be of no further force and effect upon the earliest to occur of (i) the Effective Time, (ii) 270 days after the first occurrence of a Triggering Event, and (iii) the valid termination of the Merger Agreement in accordance with its terms prior to the occurrence of a Triggering Event.

     (b) If (i) the Company Shareholders' Meeting shall have been held (either on the date for which such meeting was originally scheduled or pursuant to any permissible adjournment or postponement) and the Merger Agreement and the Merger shall not have been adopted and approved at such meeting by the Required Company Shareholder Vote, (ii) following the date hereof and at or prior to the time of the Company Shareholders' Meeting, an Acquisition Proposal shall have been publicly announced, and (iii) on or prior to the first anniversary of the termination of the Merger Agreement, the Company shall have entered into a definitive agreement providing for a Company Acquisition or a Company Acquisition shall have been consummated, then the Option shall become exercisable, and Parent may exercise the Option, in whole or in part, on any one occasion at any time following the date of such definitive agreement (or if there is no definitive agreement, the consummation of such Company Acquisition);

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provided, however, that if the Option shall have become exercisable under this
Section 2(b), then the Option shall terminate and be of no further force and effect 180 days after the date of such definitive agreement (or if there is no definitive agreement, 180 days after the consummation of such Company Acquisition).

     (c) Notwithstanding the termination of the Option, Parent shall be entitled to purchase the Option Shares if it has exercised the Option in accordance with the terms hereof prior to the termination of the Option, and the termination of the Option shall not affect any rights hereunder which do not by their terms terminate or expire prior to or as of such termination.

     (d) In the event that Parent wishes to exercise the Option, it shall send to the Company a written notice (the date of which being herein referred to as the "Notice Date") to that effect which notice also specifies a date not earlier than three business days nor later than 20 business days from the Notice Date for the closing of the purchase of the Option Shares to be purchased (the "Option Closing Date"); provided, however, that (i) if the closing of the purchase of such Option Shares pursuant to the Option (the "Option Closing") cannot be consummated by reason of any applicable judgment, decree, order, law or regulation, the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which such restriction on consummation has expired or been terminated and (ii) without limiting the foregoing, if prior notification to or approval of any regulatory authority is required in connection with such purchase, Parent and the Company shall promptly file the required notice or application for approval and shall cooperate in the expeditious filing of such notice or application, and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which, as the case may be, (A) any required notification period has expired or been terminated or (B) any required approval has been obtained, and in either event, any requisite waiting period has expired or been terminated. The place of the Option Closing shall be at the offices of Cooley Godward LLP, Five Palo Alto Square, Palo Alto, California 94306, and the time of the Option Closing shall be 10:00 a.m. (West Coast Time) on the Option Closing Date (as it may be extended pursuant to this Section 2(d)).

     3.  Payment and Delivery of Certificates.
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     (a) At the Option Closing, Parent shall pay to the Company in immediately available funds by wire transfer to a bank account designated in writing by the Company an amount equal to the Purchase Price multiplied by the number of Option Shares being acquired by Parent.

     (b) At the Option Closing, simultaneously with the delivery of immediately available funds as provided in Section 3(a), the Company shall deliver to Parent a certificate or certificates representing the Option Shares to be purchased at the Option Closing, which Option Shares shall be free and clear of all liens, claims, charges and encumbrances of any kind whatsoever other than those created by Parent or created under applicable securities laws.

     (c) Certificates for the Option Shares delivered at the Option Closing shall have typed or printed thereon a restrictive legend which shall read substantially as follows:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE

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REOFFERED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH
REGISTRATION IS AVAILABLE. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO BUY-BACK PROVISIONS IN FAVOR OF THE ISSUER."

It is understood and agreed that the foregoing legend with respect to securities laws shall be removed by delivery of substitute certificate(s) without such legend upon the sale of any Option Shares pursuant to (i) a registered public offering or (ii) Rule 144 under the Securities Act or any other sale as a result of which such legend is no longer required (upon the receipt by the Company of an opinion of counsel reasonably satisfactory to the Company that the conditions for removal of such legend have been satisfied).

     4.  Adjustment upon Changes in Capitalization, Etc.
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     (a) In the event of any stock dividend or extraordinary cash or other distribution, split-up, merger, consolidation, recapitalization, combination, sale of all or substantially all of the Company's assets, exchange of shares, or similar transaction involving the Company or any Company Stock, the type and number of shares or securities subject to the Option, and the Purchase Price therefor, shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction, so that Parent shall receive upon exercise of the Option the number and class of shares or other securities or property that Parent would have received in respect of Company Stock if the Option had been exercised immediately prior to such event or the record date therefor, as applicable.

     (b) If at any time from the date the Option becomes exercisable through the tenth anniversary of such date, Parent or any of Parent's affiliates effects a sale, transfer or other disposition of the Option or any of the Option Shares or any rights therein (a "Sale"), then Parent shall cause to be paid to the Company (in cash or in the form of the other consideration, if any, received by Parent pursuant to the Sale), the amount by which: (i) the Proceeds of such Sale, exceeds (ii) the Aggregate Cost Amount with respect to the Option or the Option Shares (as the case may be) subject to such Sale. For purposes of this Section 4:

        (i) The "Proceeds" of a Sale shall mean the aggregate amount of the proceeds (in cash or in kind) paid to Parent or any of its affiliates pursuant to such Sale (with any non-cash proceeds being valued at the fair market value thereof).

        (ii) The "Aggregate Cost Amount" with respect to the Option shall be equal to the aggregate amount of all costs (including, without limitation, brokers fees and commissions, filing fees, legal fees, accounting fees, any amounts paid or payable by Parent under Section 16(b) of the Exchange Act and any taxes) paid or payable as a result of the Sale by Parent of the Option. The "Aggregate Cost Amount" with respect to any Option Share shall be equal to the sum of (A) the aggregate dollar amount paid by Parent or its affiliate(s) for such Option Shares, (B) the aggregate amount of all costs (including, without limitation, brokers fees and commissions, filing fees, legal fees, accounting fees, any amounts paid or payable by Parent under Section 16(b) of the Exchange Act and any taxes) paid or payable as a result of the acquisition or Sale of such Option Shares, and (C) interest at the rate of 7% per annum on the dollar amount referred to in clause "(A)" of this sentence (for the period commencing as of the date such Option Shares were acquired by Parent and ending on the date of the Sale of such Option Shares).

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     (c) During the 180-day period commencing 270 days after the acquisition, if any, by Parent of the Option Shares, the Company may (to the extent lawfully permitted) elect to repurchase any or all of the Option Shares held by Parent or any other Person at a price equal to the Aggregate Cost Amount with respect to the Option Shares to be repurchased; provided, however, that such 180-day period shall be extended to the extent necessary to allow any applicable governmental notification period to expire or be terminated and any required governmental approval to be obtained.

     (d) Notwithstanding anything to the contrary contained in this Agreement, a Sale shall not be deemed to have taken place in connection with any conversion or exchange of the Option as contemplated by Section 4(b) hereof.

     5.  Listing.  If Company Stock or any other securities to be acquired upon
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exercise of the Option are then listed on any national securities exchange or national securities quotation system, the Company, upon the request of Parent, shall promptly file an application to list the shares of Company Stock or other securities to be acquired upon exercise of the Option on such national securities exchange or national securities quotation system and shall use reasonable efforts to obtain approval of such listing as promptly as practicable.

     6.  Registration Rights.  The Company shall, if requested by Parent at any
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time and from time to time within five years after the date of exercise of the
Option, as expeditiously as possible prepare and file up to two registration statements under the Securities Act if such registration is necessary in order to permit the sale or other orderly disposition of any or all securities that have been acquired by exercise by Parent of the Option, in accordance with the intended method of sale or other disposition stated by Parent, including a "shelf" registration statement under Rule 415 under the Securities Act or any successor provision; and the Company shall use its reasonable efforts to qualify such securities under any applicable state securities laws; provided, however, that the Company shall not be required to qualify to do business in or consent to general service of process in, any jurisdiction by reason of this sentence. Parent agrees to use reasonable efforts to cause, and to cause any underwriters of any sale or other disposition to cause, any sale or other disposition pursuant to such registration statement to be effected on a widely distributed basis. The Company shall use reasonable efforts to cause each such registration statement to become effective, to obtain all consents or waivers of other parties which are required therefor, and to keep such registration statement effective for such period not in excess of 90 calendar days from the day such registration statement first becomes effective as may be reasonably necessary to effect such sale or other disposition. The obligations of the Company to file a registration statement and to maintain its effectiveness may be suspended for one or more periods of time not exceeding 60 calendar days in the aggregate (in any 180 day period) with respect to any registration statement if the Board of Directors of the Company shall have determined that the filing of such registration statement or the maintenance of its effectiveness would adversely affect the Company. In the event of any suspension of any registration statement, the Company agrees that the period of time during which the Company is obligated to maintain the effectiveness of such registration statement shall be extended for a period of time equal to the period during which such suspension was in place. Any registration statement prepared and filed under this Section, and any sale covered thereby, shall be at the Company's expense

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except for underwriting discounts or commission, brokers' fees and the fees and disbursements of Parent's counsel related thereto. Parent shall provide all information reasonably requested by the Company for inclusion in any registration statement to be filed hereunder. If, during the time periods referred to in the first sentence of this Section, the Company effects an underwritten registration under the Securities Act of the Company's equity securities for its own account or for any other of its stockholders (other than on Form S-4 or Form S-8, or any successor form), it shall allow Parent the right to participate in such registration; provided that, if the managing underwriters of such offering advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, priority shall be given to the securities intended to be included therein by the Company for its own account and, thereafter, the Company shall include the securities requested to be included therein by Parent pro rata with the securities intended to be included therein by other stockholders of the Company not having agreements giving them priority in such registration. In connection with any registration pursuant to this Section, Parent and the Company shall provide each other and any underwriter of the offering with customary representations, warranties, covenants, indemnification, and contribution in connection with such registration.

     7.  Miscellaneous.
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     (a) Fees and Expenses.  Except as otherwise provided in the Merger
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Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the party incurring such expenses.

     (b) Amendment.  This Agreement may not be amended except by an instrument
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in writing signed on behalf of each of the parties.

     (c) GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
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ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO ITS
RULES OF CONFLICT OF LAWS.

     (d) Notices.  All notices or other communications under this Agreement
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shall be in writing nd shall be given (and shall be deemed to have been duly given upon receipt) by delivery in Person, by cable, telegram, telex or other standard form of telecommunications, or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

     If to the Company:

        Scopus Technology, Inc.
        1900 Powell Street
        Emeryville, CA 94608
        Fax: (510) 397-5964

        With a copy to:

        Wilson, Sonsini, Goodrich & Rosati
        650 Page Mill Road
        Palo Alto, CA 94304
        Attn:  Howard Zeprun, Esq.
        Fax:  (650) 493-9300


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     If to Parent:

        Siebel Systems, Inc.
        1885 South Grant Street
        San Mateo, CA 94402
        Attn:  Vice President Legal Affairs
        Fax:  (650) 295-5116


     With a copy to:

        Cooley Godward, LLP
        3000 Sand Hill Road
        Menlo Park, CA 94025
        Attn:  Eric C. Jensen, Esq.
        Fax:  (650) 854-2691

or to such other address as any party may have furnished to the other parties in writing in accordance with this Section.

     (e) Assignment; Binding Effect.  This Agreement and Parent's rights,
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interests and obligations may by assigned by Parent (by operation of law or otherwise) without the consent of any other Person. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     (f) Further Assurances.  In the event of any exercise of the Option by
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Parent, the Company and Parent shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions provided for by such exercise.

     (g) ENFORCEMENT.  THE PARTIES HERETO AGREE THAT IRREPARABLE DAMAGE WOULD
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OCCUR IN THE EVENT THAT ANY OF THE PROVISIONS OF THIS AGREEMENT WERE NOT
PERFORMED IN ACCORDANCE WITH THEIR SPECIFIC TERMS OR WERE OTHERWISE BREACHED. IT IS ACCORDINGLY AGREED THAT THE PARTIES SHALL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS TO PREVENT BREACHES OF THIS AGREEMENT AND TO ENFORCE SPECIFICALLY THE TERMS AND PROVISIONS HEREOF IN ANY COURT OF THE UNITED STATES OR ANY STATE HAVING JURISDICTION, THIS BEING IN ADDITION TO ANY OTHER REMEDY TO WHICH THEY ARE ENTITLED AT LAW OR IN EQUITY. EACH OF THE PARTIES HERETO (I) CONSENTS TO SUBMIT ITSELF TO THE PERSONAL JURISDICTION OF ANY FEDERAL COURT LOCATED IN THE STATE OF CALIFORNIA OR ANY CALIFORNIA STATE COURT IN THE EVENT ANY DISPUTE ARISES OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, (II) AGREES THAT IT SHALL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT, AND (III) AGREES THAT IT SHALL NOT BRING ANY ACTION RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT IN ANY COURT OTHER THAN A FEDERAL COURT SITTING IN THE STATE OF CALIFORNIA OR A CALIFORNIA STATE COURT.

     (h) Counterparts.  This Agreement may be executed by the parties hereto in
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separate counterparts, each of which when so executed and delivered shall be an

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original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

     IN WITNESS WHEREOF, the Company and Parent have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first written above.

                                        Scopus Technology, Inc.


                                        By:_______________________

                                        Siebel Systems, Inc.


                                        By:________________________

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